Exhibit 99.1

For Immediate Release
---------------------
Contacts:
Richard W. Pehlke
Hudson Highland Group
212-351-7285
rich.pehlke@hhgroup.com

John D. Lovallo
Ogilvy Public Relations Worldwide
212-880-5216
john.lovallo@ogilvypr.com

                          Hudson Highland Group Reports
                    2003 Third Quarter and Nine Month Results


NEW YORK, NY - October 28, 2003 - Hudson Highland Group, Inc. (NASDAQ: HHGP), one of the world's leading executive search, professional staffing and human resource consultancies, today announced financial results for the third quarter and nine months ended September 30, 2003. In the third quarter, the Company reported revenues of $272.2 million and a net loss of $226.3 million, or $26.73 per basic and diluted share, which includes a previously announced goodwill impairment charge of $202.8 million.

2003 Third Quarter Summary

o    Revenue of $272.2 million

o    Gross margin of $98.2 million or 36.1%

o    Adjusted EBITDA loss of $18.6 million

o including a previously announced incremental $3.4 million bad debt write-off as well as $3.0 million of expenses related to repositioning the executive search subsidiary

o excluding a charge for impaired goodwill, and business reorganization, merger and integration effects

o    Cash and cash equivalents of $39.3 million

"During the third quarter we continued to make progress in positioning Hudson Highland Group for the future while establishing the necessary financial discipline to manage our current business. Looking forward, we will continue to focus on both growing our business and improving productivity across the enterprise by building upon the operating improvements we realized in the past quarter. We are beginning to realize some of the benefits of this improved productivity as operating results for both our Hudson UK and Hudson Asia-Pacific operations increased over the preceding quarter," said Richard W. Pehlke, executive vice president and chief financial officer of Hudson Highland Group.

"We have taken appropriate action in writing off impaired goodwill and uncollectible receivables and, despite the current economic environment, we are effectively managing our cash position for financial flexibility. In the near-term, we remain cautious about the economic environment, however we reaffirm our previous guidance that we expect to achieve break-even by mid-year 2004," said Jon Chait, chairman and chief executive officer of Hudson Highland Group.

2003 Nine Month Results

For the first nine months of 2003, Hudson Highland Group reported revenues of $800.7 million and an operating loss of $278.2 million, which includes a goodwill impairment charge of $202.8 million. Hudson Highland Group's net loss for the first nine months of 2003 was $285.4 million, or $33.78 per basic and diluted share.

Historical Results

Historical results for 2002 relate to the Company's businesses as they were operated as a business unit of Monster Worldwide, Inc. (formerly TMP Worldwide Inc.). On a historical basis for the third quarter ended September 30, 2002, Hudson Highland Group reported revenues of $270.7 million and an operating loss of $5.5 million. The Company's net loss for the third quarter of 2002 was $5.5 million, or $0.65 per basic and diluted share.

For the first nine months of 2002, Hudson Highland Group reported revenues of $812.6 million and an operating loss of $76.0 million. The Company's net loss for the first nine months of 2002 was $367.4 million, or $43.99 per basic and diluted share. The nine month net loss included a loss from the cumulative effect of an accounting change for the write-off of $293.0 million of impaired goodwill; excluding the accounting change, the net loss was $74.4 million or $8.91 per basic and diluted share.

Conference Call / Webcast

Hudson Highland Group will conduct a conference call today, Tuesday, October 28, 2003, at 10:30 AM EST to discuss this announcement. Investors wishing to participate can join the conference call by dialing 1-800-299-9086 followed by the participant passcode 62280319 at 10:20 AM EST. For those outside the United States, please call in on 1-617-786-2903 followed by the participant passcode 62280319. Hudson Highland Group's quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the Company's website at www.hhgroup.com.

Hudson Highland Group
Hudson Highland Group offers a full spectrum of retained executive search, specialty staffing and related human resource consulting solutions worldwide. As an independent, publicly traded $1 billion company, Hudson Highland Group employs approximately 4,000 professionals serving clients in nearly 30 countries through its Highland Partners search and Hudson Global Resources staffing divisions. More information about Hudson Highland Group is available at www.hhgroup.com.

Safe Harbor Statement
This press release contains statements that the Company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the impact of global economic fluctuations on the Company's temporary contracting operations, the cyclical nature of the Company's executive search and mid-market professional staffing businesses, the Company's ability to manage its growth, risks associated with expansion, the Company's heavy reliance on information systems and the impact of potentially losing that technology or failing to further develop technology, the Company's markets are highly competitive, the Company's operating results fluctuate from quarter to quarter, risks relating to the Company's foreign operations, including foreign currency fluctuations, the Company's dependence on its highly skilled professionals, the impact of employees departing with existing executive search clients, risks maintaining the Company's professional reputation and brand name, restrictions imposed by blocking arrangements, the Company's exposure to employment-related claims, legal liability and costs from both clients and employers and limitations on insurance coverage related thereto, the Company's dependence on key management personnel, the impact of government regulations, the Company's ability to successfully operate as an independent company and the level of costs associated therewith and restrictions on the Company's operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements.

                           HUDSON HIGHLAND GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                Three Months Ended                Nine Months Ended
                                                                  September 30,                     September 30,
                                                              2003               2002              2003         2002
                                                              ----               ----              ----         ----
Revenue                                                     $ 272,181           $270,710         $ 800,653    $ 812,577

         Direct costs                                         173,959            166,158           501,181      484,752
                                                            ---------           --------         ---------    ---------
                  Gross margin                                 98,222            104,552           299,472      327,825

         Selling, general and administrative expenses         122,070            110,581           367,408      344,612
Goodwill impairment charge                                    202,785                  -           202,785            -
Business reorganization expenses (recoveries)                    (906)               407             6,555       53,133
         Merger and integration expenses (recoveries)            (102)              (902)              876        6,056
                                                            ---------           --------         ---------    ---------

                  Operating loss                             (225,625)            (5,534)         (278,152)     (75,976)

Other income (expense):
  Other, net                                                     (749)               415              (930)          (8)
  Interest expense, net                                          (121)              (287)             (376)        (273)
                                                            ---------           --------         ---------    ---------

Loss before provision for (benefit of) income taxes and
accounting change                                            (226,495)            (5,406)         (279,458)     (76,257)
Provision for (benefit of) income taxes                          (221)                66             5,917       (1,827)
                                                            ---------           --------         ---------    ---------

Loss before accounting change                                (226,274)            (5,472)         (285,375)     (74,430)
Cumulative effect of accounting change                              -                  -                -      (293,000)
                                                            ---------           --------         ---------    ---------

Net loss                                                    $(226,274)          $ (5,472)        $(285,375)   $(367,430)
                                                            =========           ========         =========    =========
Basic and diluted loss per share:

Loss before accounting change                               $  (26.73)          $  (0.65)        $  (33.78)   $   (8.91)
Net loss                                                    $  (26.73)          $  (0.65)        $  (33.78)   $  (43.99)

Weighted average shares outstanding                             8,466              8,364             8,448        8,353

                           HUDSON HIGHLAND GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    (in thousands, except per share amounts)

                                                                             September 30,        December 31,
                                                                                  2003                2002
                                                                                  ----                ----
                                                                              (unaudited)
                       ASSETS
Current assets:
Cash and cash equivalents                                                        $ 39,312            $ 25,908
Accounts receivable, net                                                          140,976             161,831
Due from Monster Worldwide, Inc.                                                    7,513                   -
Other current assets                                                               22,505              28,177
                                                                                 --------            --------
                  Total current assets                                            210,306             215,916

Property and equipment, net                                                        39,643              34,106
Intangibles, net                                                                    1,569             201,937
Other assets                                                                       17,197              15,145
                                                                                 --------            --------
                                                                                 $268,715            $467,104
                                                                                 ========            ========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable                                                                 $ 34,831            $ 28,305
Accrued expenses and other current liabilities                                    105,123              84,669
Accrued merger and integration expenses                                             5,244               8,935
Accrued business reorganization expenses                                           12,752              25,845
                                                                                 --------            --------
                  Total current liabilities                                       157,950             147,754

Other liabilities                                                                   3,770               2,776
                                                                                 --------            --------
                  Total liabilities                                               161,720             150,530

Commitments and contingencies                                                           -                   -

Stockholders' equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none
   issued or outstanding                                                                -                   -
Common stock, $0.001 par value, 100,000 shares authorized; issued and
   outstanding: 8,507 and 0 shares, respectively                                        9                   -
Additional paid-in capital                                                        314,389                   -
Retained deficit                                                                 (241,364)                  -
Accumulated other comprehensive income:
   Foreign currency translation adjustments                                        33,961              24,660
Total divisional equity                                                                 -             291,914
                                                                                 --------            --------
                  Total stockholders' equity                                      106,995             316,574
                                                                                 --------            --------
                                                                                 $268,715            $467,104
                                                                                 ========            ========

                           HUDSON HIGHLAND GROUP, INC.
                                SEGMENT ANALYSIS
                                 (in thousands)
                                   (unaudited)

For the Three Months
Ended September 30, 2003                    Americas         Europe       Asia Pac.      Corporate        Total
                                            --------         ------       --------       ---------        -----
Revenue
Hudson                                      $63,488         $90,316       $102,712                       $256,516
Highland                                     10,630           3,719          1,316                         15,665
                                            -------         -------       --------                       --------
                                            $74,118         $94,035       $104,028                       $272,181
                                            =======         =======       ========                       ========

Gross Margin
Hudson                                      $14,618         $36,557        $32,410                       $ 83,585
Highland                                      9,860           3,594          1,183                         14,637
                                            -------         -------       --------                       --------
                                            $24,478         $40,151        $33,593                       $ 98,222
                                            =======         =======       ========                       ========

Adjusted EBITDA (1)
Hudson                                      $(6,584)        $(2,164)      $  2,897                       $ (5,851)
Highland                                     (1,414)         (3,806)          (230)                        (5,450)
Corporate                                        -                -              -        $ (7,292)        (7,292)
                                            -------         -------       --------        --------       --------
                                            $(7,998)        $(5,970)      $  2,667        $ (7,292)      $(18,593)
                                            =======         =======       ========        ========       ========

For the Three Months Ended September
30, 2002

Revenue
Hudson                                      $79,906         $81,817       $ 92,949                       $254,672
Highland                                     11,330           4,337            371                         16,038
                                            -------         -------       --------                       --------
                                            $91,236         $86,154       $ 93,320                       $270,710
                                            =======         =======       ========                       ========

Gross Margin
Hudson                                      $21,214         $35,085       $ 32,733                       $ 89,032
Highland                                     11,330           3,819            371                         15,520
                                            -------         -------       --------                       --------
                                            $32,544         $38,904       $ 33,104                       $104,552
                                            =======         =======       ========                       ========

Adjusted EBITDA (1)
Hudson                                      $ 2,641         $(5,708)      $  7,085                       $  4,018
Highland                                      2,225             159           (226)                         2,158
Corporate                                         -               -              -        $ (7,524)        (7,524)
                                            -------         -------       --------        --------       --------
                                            $ 4,866         $(5,549)      $  6,859        $ (7,524)      $ (1,348)
                                            =======         =======       ========        ========       ========

(1) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization ("Adjusted EBITDA") is presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

                           HUDSON HIGHLAND GROUP, INC.
                                SEGMENT ANALYSIS
                                 (in thousands)
                                   (unaudited)

For the Nine Months
Ended September 30, 2003                    Americas         Europe       Asia Pac.      Corporate        Total
                                            --------         ------       --------       ---------        -----
Revenue
Hudson                                     $211,604        $265,675       $275,812                       $753,091
Highland                                     32,278          11,861          3,423                         47,562
                                           --------        --------       --------                       --------
                                           $243,882        $277,536       $279,235                       $800,653
                                           ========        ========       ========                       ========
Gross Margin
Hudson                                     $ 48,548        $114,667       $ 91,332                       $254,547
Highland                                     30,951          10,912          3,062                         44,925
                                           --------        --------       --------                       --------
                                           $ 79,499        $125,579       $ 94,394                       $299,472
                                           ========        ========       ========                       ========

Adjusted EBITDA (1)
Hudson                                     $(10,774)       $(11,115)      $  3,680                       $(18,209)
Highland                                     (4,571)         (8,181)          (865)                       (13,617)
Corporate                                         -               -              -        $(20,554)       (20,554)
                                           --------        --------       --------        --------       --------
                                           $(15,345)       $(19,296)      $  2,815        $(20,554)      $(52,380)
                                           ========        ========       ========        ========       ========

For the Nine Months
Ended September 30, 2002

Revenue
Hudson                                     $242,795        $253,364       $264,244                       $760,403
Highland                                     35,201          14,880          2,093                         52,174
                                           --------        --------       --------                       --------
                                           $277,996        $268,244       $266,337                       $812,577
                                           ========        ========       ========                       ========

Gross Margin
Hudson                                     $ 63,273        $118,618       $ 95,084                       $276,975
Highland                                     35,201          13,556          2,093                         50,850
                                           --------        --------       --------                       --------
                                           $ 98,474        $132,174       $ 97,177                       $327,825
                                           ========        ========       ========                       ========

Adjusted EBITDA (1)
Hudson                                     $  3,643        $ (5,800)      $ 15,611                       $ 13,454
Highland                                      3,241             553             78                          3,872
Corporate                                         -               -              -        $(19,375)       (19,375)
                                           --------        --------       --------        --------       --------
                                           $  6,884        $ (5,247)      $ 15,689        $(19,375)      $ (2,049)
                                           ========        ========       ========        ========       ========

(1) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization ("Adjusted EBITDA") is presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

                           HUDSON HIGHLAND GROUP, INC.
               RECONCILIATION OF ADJUSTED EBITDA TO OPERATING LOSS
                                 (in thousands)
                                   (unaudited)

                                                 Three Months Ended              Nine Months Ended September 30,
                                                    September 30,
                                                    2003              2002                2003          2002
                                                    ----              ----                ----          ----
Hudson
Adjusted EBITDA (1)                            $  (5,851)          $ 4,018             $ (18,209)      $ 13,454
Business reorganization (expenses)
recoveries                                           335               178                (6,205)       (34,544)
Merger and integration (expenses)
recoveries                                           102                11                  (876)        (7,468)
Depreciation and amortization                     (3,377)           (2,847)              (10,324)        (8,976)
Goodwill impairment                             (195,404)                -              (195,404)             -
                                               ---------           -------             ---------       --------
Operating loss                                 $(204,195)          $ 1,360             $(231,018)      $(37,534)
                                               =========           =======             =========       ========
Highland
Adjusted EBITDA (1)                            $  (5,450)          $ 2,158             $ (13,617)      $  3,872
Business reorganization (expenses)
recoveries                                           571                13                  (213)       (13,743)
Merger and integration recoveries                      -               891                     -          1,501
Depreciation and amortization                       (975)             (584)               (3,280)        (1,956)
Goodwill impairment                               (7,381)                -                (7,381)             -
                                               ---------           -------             ---------       --------
Operating loss                                 $ (13,235)          $ 2,478             $ (24,491)      $(10,326)
                                               =========           =======             =========       ========

Corporate
Adjusted EBITDA (1)                            $  (7,292)          $(7,524)            $ (20,554)      $(19,375)
Business reorganization expenses                       -              (598)                 (137)        (4,846)
Merger and integration expenses                        -                 -                     -            (89)
Depreciation and amortization                       (903)           (1,250)               (1,952)        (3,806)
                                               ---------           -------             ---------       --------
Corporate expenses                             $  (8,195)          $(9,372)            $ (22,643)      $(28,116)
                                               =========           =======             =========       ========

Hudson Highland Group consolidated
Adjusted EBITDA (1)                            $ (18,593)          $(1,348)            $ (52,380)      $ (2,049)
Business reorganization (expenses)
recoveries                                           906              (407)               (6,555)       (53,133)
Merger and integration (expenses)
recoveries                                           102               902                  (876)        (6,056)
Depreciation and amortization                     (5,255)           (4,681)              (15,556)       (14,738)
Goodwill impairment                             (202,785)                -              (202,785)             -
                                               ---------           -------             ---------       --------
Operating loss                                 $(225,625)          $(5,534)            $(278,152)      $(75,976)
                                               =========           =======             =========       ========


(1) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization ("Adjusted EBITDA") is presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.